UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023 nuveen

Nuveen Global Cities REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56273	82-1419222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

730 Third Avenue, 3rd Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 490-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry Into a Material Definitive Agreement.

As previously reported, on October 24, 2018, Nuveen Global Cities REIT OP, LP (the “Borrower”), a wholly owned subsidiary of Nuveen Global Cities REIT, Inc. (the “Company”), as borrower, and the Company, as parent, entered into a credit agreement (“Credit Agreement”) with Wells Fargo Bank, National Association, as administrative agent, and Wells Fargo Securities, LLC, as lead arranger and sole book runner. The Credit Agreement provided for aggregate commitments of up to $60,000,000 for unsecured revolving loans, with an accordion feature pursuant to which the Borrower may increase the aggregate commitments up to $500,000,000, subject to the satisfaction of certain conditions (the “Credit Facility”). The Borrower may use the proceeds of borrowings under the Credit Agreement for funding general business purposes of the Borrower and its subsidiaries in the ordinary course of business, including financing certain real estate portfolio investments.

On December 17, 2018, the Credit Agreement was amended to increase the Credit Facility from $60,000,000 to $150,000,000 in aggregate commitments. On June 11, 2019, the Credit Agreement was amended to increase the Credit Facility from $150,000,000 to $210,000,000 in aggregate commitments. On September 30, 2021, the Credit Agreement was amended to increase the Credit Facility to $235,000,000 in aggregate commitments and to provide for a senior delayed draw term loan facility in the aggregate amount of up to $100,000,000 (the “DDTL Facility”).

On February 17, 2023, the Credit Agreement was amended to increase the Credit Facility to $455,000,000 in aggregate commitments, comprised of a $321,000,000 revolving facility and a $134,000,000 DDTL Facility, with an accordion feature that may increase aggregate commitments up to $800,000,000. In addition, the Credit Facility was amended to convert the base interest rate from LIBOR to SOFR, effective May 1, 2023. All other material terms of the Credit Facility remain the same.

The foregoing description of the Credit Facility is qualified in its entirety by reference to the First Amendment and Incremental Assumption Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	First Amendment and Incremental Assumption Agreement dated February 17, 2023, among Nuveen Global Cities REIT OP, LP, Nuveen Global Cities REIT, Inc., Wells Fargo Bank, National Association and certain lenders named therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Nuveen Global Cities REIT, Inc.

Date: February 23, 2023	By:	/s/ James E. Sinople
James E. Sinople
Chief Financial Officer and Treasurer